SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for use of the Commission
                                        only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-12

                             CDC Nvest Funds Trust I
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

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     (1) Title of each class of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.
[    ] Check box if any part of the fee is offset as provided by Exchange Act
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     paid previously. Identify the previous filing by registration statement
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Excerpts of http://www.loomissayles.com/mutual_funds/ProxyVote.asp

Loomis Sayles: Mutual Funds


IXIS Asset Management Distributors, L.P. has announced an important proposal regarding all of our funds, which requires a shareholder vote.

A Special Meeting of the shareholders of each Fund will be held at 2:00 p.m. on June 2, 2005 at the offices of IXIS Asset Management
Advisors, L.P.,
399 Boylston Street, 10th Floor, Boston, Massachusetts, 02116

Proxy letter to shareholders [Links to President's Letter]
Official proxy statement [Links to Proxy Statement]
Enter our Electronic Proxy Voting Center[Links to https://vote.proxy-direct.com]